SB Adjustable Rate Income Fund Solomon Brothers Classes of Shares


Sub-Item 77E

Registrant incorporates by reference Registrant's Form 497/Definitive materials dated JUNE 2, 2005 filed on JUNE 2, 2005.
(Accession No. 0001193125-05-119241)